Ticker Symbol By Class
	A	C	I
Miller Convertible Plus Fund	MCPAX	MCCCX	MCPIX
Miller Intermediate Bond Fund	MIFAX	MIFCX	MIFIX

Supplement dated June 21, 2019

to the Statement of Additional Information (“SAI”) dated March 1, 2019

Effective as of the close of business on July 12, 2019, sales and operations of Class A and Class C shares of the Miller Convertible Plus Fund and Miller Intermediate Bond Fund (together, the “Funds”) will be suspended. Class A and Class C shares will be converted into Class I shares. Accordingly, the Funds will no longer accept purchase orders from any investor for Class A and Class C shares. The Funds may recommence offering and operation of Class A and Class C shares in the future.

Class I shares of the Funds have the same share class expense structure that Class A and Class C do with the exception that: (1) Class I shares do not charge a Rule 12b-1 Distribution and Services fee; and (2) Class I Shares do not charge a front-end sales load on the amount invested. Please refer to the Funds’ Prospectus for general information regarding Class I shares.

Accordingly, all references to the Miller Convertible Plus Fund’s and Miller Intermediate Bond Fund’s Class A and Class C shares in the SAI will be removed.

Effective as of the close of business on July 12, 2019, Wellesley Asset Management, Inc. (the “Adviser”), has agreed to reduce the Miller Intermediate Bond Fund’s (the Fund”) expense limitation applicable to Class A, Class C and Class I from 1.30%, 2.05% and 1.05% to 1.20%, 1.95% and 0.95%, respectively. Accordingly, the following section of the Fund’s SAI has been amended as shown below.

The fourth paragraph under the section titled “Investment Advisor” on page 42 of the SAI has been supplemented with the following:

With respect to the Miller Convertible Plus Fund and the Miller Intermediate Bond Fund, Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of each Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 0.95% of the average daily net assets attributable to Class I shares for the Miller Intermediate Bond Fund (the “Expense Limitation”). From the Miller Intermediate Bond Fund’s inception through November 1, 2018, the expense limitation was set at 1.25% for Class I shares. From November 1, 2018 through July 12, 2019 the Miller Intermediate Bond Fund’s expense limitation was set at 1.05% for Class I shares. For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The Expense Limitation Agreement provides that Wellesley may recoup from a class of a given Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the during the thirty-six (36) month period following such reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitation. With respect to amounts reimbursed by Wellesley prior to the date on which such class commenced investment operations, the Advisor may seek recoupment during the thirty-six (36) months from the date on which the class commenced investment operations. This expense limitation agreement expires on February 28, 2020. Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of each Fund. The Advisory Agreement for the Fund was renewed by the Board of Trustees at a meeting held on October 24, 2018.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated March 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.